UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2017

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	98-0420223
(Commission File Number)	(I.R.S. Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31 70 373 2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in its Form 10-Q for the quarter ended March 31, 2017 filed with the Securities and Exchange Commission on May 10, 2017, Chicago Bridge & Iron Company N.V. (the “Company”), entered into certain amendments on May 8, 2017 (the “May 8th Amendments”) with respect to the following debt arrangements and instruments:

•
the Company’s five-year, $1.35 billion committed revolving credit facility (the “Revolving Facility”) with Bank of America N.A. (“BofA”), as administrative agent, and BNP Paribas Securities Corp, BBVA Compass, Credit Agricole Corporate and Investment Bank (“Credit Agricole”) and TD Securities, each as syndication agents;

•
the Company’s five-year, $800 million committed revolving credit facility (the “Second Revolving Facility”) with BofA, as administrative agent, and BNP Paribas Securities Corp., BBVA Compass, Credit Agricole and Bank of Tokyo Mitsubishi UFJ, each as syndication agents;

•	the Company’s five-year, $500 million term loan (the “Second Term Loan”) with BofA as administrative agent;

•	the Company’s senior notes (series A, B, C and D) totaling $800 million in the aggregate originally issued on December 27, 2012 (the “Senior Notes”); and

•
the Company’s senior notes totaling $200 million in the aggregate originally issued on July 22, 2015 (the “Second Senior Notes” and, together with the Revolving Facility, the Second Revolving Facility, the Second Term Loan, the Senior Notes and the Second Senior Notes, the “Senior Facilities”).

The May 8th Amendments require the Company, among other things, to secure the Senior Facilities through the pledge of accounts receivable, inventory, equipment, intellectual property, fixed assets, stock of certain of its subsidiaries and cash.
In order to effectuate the May 8, 2017 pledge of security, on May 29, 2017 the Company executed technical amendments to the Revolving Facility, the Second Revolving Facility and the Second Term Loan (such amendments, the “May 29th Amendments”). In connection with the May 29th Amendments, certain of the Company’s subsidiaries organized in the United States entered into a Pledge and Security Agreement dated May 29, 2017, pursuant to which they granted to BofA, as the collateral agent (the “Collateral Agent”), for the benefit of the Collateral Agent, the Administrative Agent and the Secured Creditors (all as defined in the May 29th Amendments), a duly perfected first priority security interest in substantially all of such subsidiaries’ respective assets (subject to certain exceptions).
The May 29th Amendments also:

•	appoint BofA as Collateral Agent under the Revolving Facility, the Second Revolving Facility and the Second Term Loan;

•
add a covenant to each of the relevant credit or term loan agreements that requires the Company and certain of its subsidiaries organized in Curacao, Liechtenstein, the Netherlands and the United Kingdom (and certain other foreign jurisdictions to the extent requested) to grant to the Collateral Agent, for the benefit of the Collateral Agent, the Administrative Agent and the Secured Creditors, a duly perfected first priority security interest in substantially all of their respective assets (subject to certain exceptions);

•	add to each of the relevant credit or term loan agreements a number of other representations, warranties, covenants and agreements as a result of and relating to the collateral arrangements; and

•
add to each of the relevant credit or term loan agreements a “most favored lender” provision that provides the lenders party to the Revolving Facility, the Second Revolving Facility and the Second Term Loan the benefit of certain more restrictive covenants or defaults under the agreements related to the Senior Notes and the Second Senior Notes.

The foregoing description of the May 29th Amendments does not purport to be complete and is qualified in its entirety by reference to (i) Amendment No. 7, dated as of May 29, 2017, to the Credit Agreement, dated as of October 28, 2013, filed as Exhibit 10.1 hereto; (ii) Amendment No. 4, dated as of May 29, 2017, to the Amended and Restated Revolving Credit Agreement, dated as of July 8, 2015, filed as Exhibit 10.2 hereto; and (iii) Amendment No. 4, dated as of May 29, 2017, to the Term Loan Agreement, dated as of July 8, 2015, filed as Exhibit 10.3 hereto; each of which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1 – Amendment No. 7, dated as of May 29, 2017, to the Credit Agreement, dated as of October 28, 2013, by and among the Company, Chicago Bridge & Iron Company (Delaware), certain Subsidiaries of the Company signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each the Lenders signatory thereto (filed herewith).
10.2 – Amendment No. 4, dated as of May 29, 2017, to the Amended and Restated Revolving Credit Agreement, dated as of July 8, 2015, by and among the Company, Chicago Bridge & Iron (Delaware), certain subsidiaries of the Company signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto (filed herewith).
10.3 – Amendment No. 4, dated as of May 29, 2017, to the Term Loan Agreement, dated as of July 8, 2015, by and among the Company, Chicago Bridge & Iron (Delaware), Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	June 2, 2017	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1
Amendment No. 7, dated as of May 29, 2017, to the Credit Agreement, dated as of October 28, 2013, by and among the Company, Chicago Bridge & Iron Company (Delaware), certain Subsidiaries of the Company signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each the Lenders signatory thereto (filed herewith)

10.2
Amendment No. 4, dated as of May 29, 2017, to the Amended and Restated Revolving Credit Agreement, dated as of July 8, 2015, by and among the Company, Chicago Bridge & Iron (Delaware), certain subsidiaries of the Company signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto (filed herewith)

10.3
Amendment No. 4, dated as of May 29, 2017, to the Term Loan Agreement, dated as of July 8, 2015, by and among the Company, Chicago Bridge & Iron (Delaware), Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto (filed herewith)